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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 29, 2003 (May 29, 2003)

                             The Warnaco Group, Inc.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

                   Delaware                              001-10857                    95-4032739
(State or other jurisdiction of incorporation)   (Commission File Number)    (IRS Employer Identification No.)

90 Park Avenue, New York, New York                                    10016
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (212) 661-1300
                                                    --------------

                                       N/A
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         (Former name or former address, if changed since last report.)







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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            Exhibit No.    Description
            -----------    -----------
            99.1           Unaudited pro forma consolidated financial information
                           and other financial information

Item 9. Regulation FD Disclosure.

         In connection with a proposed financing undertaken by The Warnaco Group, Inc. (the "company"), the company provided certain financial and other information to potential financing sources. The company is furnishing the information herewith.

         A copy of the company's unaudited pro forma consolidated financial information and summary consolidated financial data that sets forth pro forma financial information is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE WARNACO GROUP, INC.



Date: May 29, 2003                  By: /s/ James P. Fogarty
                                        -------------------------------------
                                        Name: James P. Fogarty
                                        Title: Senior Vice President-Finance
                                        and Chief Financial Officer










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                                  EXHIBIT INDEX

   Exhibit No.      Document
   ----------       --------
       99.1         Unaudited pro forma consolidated financial information and other financial information